THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

                   VARIABLE ANNUITY GEM REINSURANCE AGREEMENT

                                     Between
                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                   (Hereinafter called the "CEDING COMPANY")
                              Boston, Massachusetts

                                       and
                        ACE TEMPEST LIFE REINSURANCE LTD.
                      (Hereinafter called the "REINSURER")
                                Hamilton, Bermuda

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

                                TABLE OF CONTENTS

                                           ARTICLE   PAGE
                                           -------   ----
Access to Records                            IX       12
Arbitration                                  XIV      15
Automatic Provisions                         IV        7
Currency                                     XI       13
Definitions                                   I        3
Effective Date, Term, and Termination        III       5
Hold Harmless                                XV       16
Insolvency                                   XII      14
Litigation                                  VIII      11
Miscellaneous                               XVII      17
Negotiation                                 XIII      14
Notices                                     XVIII     18
Offset                                       XVI      17
Parties to the Agreement                     II        5
Premium Accounting                            V        8
Reinsurance Claim Settlement                 VI        9
Reserves                                     VII       9
Unintentional Errors, Misunderstandings,
   Or Omissions                               X        13

SCHEDULES

A     Description of Enhanced Death Benefit Rider (GEM)
B-1   CONTRACT TYPES Subject to this Reinsurance Agreement
B-2   Investment Funds Subject to this Reinsurance Agreement
C-1   Limits and Rules of the CEDING COMPANY
C-2   Limits and Rules of the REINSURER
D     REINSURANCE PREMIUM RATES by CONTRACT TYPE
E     DOLLAR CLAIM LIMIT RATE
F     REINSURER Quota Share of Risk
G     CEDING COMPANY Reporting Format and Data Requirements
H     Surplus Position of the REINSURER

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ARTICLE I - DEFINITIONS

A. DURATION OF AGREEMENT

EFFECTIVE DATE means July 1, 2002

BUSINESS DAY means any day that securities are traded on the New York Stock Exchange

MONTHLY VALUATION DATE means the last BUSINESS DAY of each month

REINSURANCE TERM means 25 years measured from the MONTHLY VALUATION DATE following each contract's inclusion in this Agreement

TERMINATION DATE means the end of REINSURANCE TERM for the last contract accepted under this Agreement

B. CONTRACT DEFINITIONS:

VARIABLE ANNUITY CONTRACT means a written annuity contract (or group annuity certificate) issued by the CEDING COMPANY to a contract owner in accordance with which CEDING COMPANY agrees to provide specified benefits in accordance with specified terms and conditions

ACTIVE CONTRACT means a VARIABLE ANNUITY CONTRACT that remains in effect and has not terminated due to death, lapse, surrender or some other valid contingency and has not been annualized, and has elected the optional rider benefits shown in Schedules A and B-1

RETAIL ANNUITY PREMIUMS means contributions made to the VARIABLE ANNUITY CONTRACT on behalf of the contract owner, commonly referred to as purchase payments, premiums, or deposits

CONTRACT TYPE means one of the VARIABLE ANNUITY CONTRACT forms specified in Schedule B-1

INSURED LIFE means the owner (including any certificate owner), or if the owner is a non-natural person, the annuitant of each VARIABLE ANNUITY CONTRACT

ACCOUNT VALUE means, for each ACTIVE CONTRACT, the sum of the invested assets in the investment funds shown in Schedule B-2

C. REINSURANCE PREMIUM DEFINITIONS

REINSURED ACCOUNT VALUE means the ACCOUNT VALUE times the REINSURER's quota share of risk, as shown in Schedule F

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AGGREGATE MONTHLY ACCOUNT VALUE means the sum of the REINSURED ACCOUNT VALUE for each ACTIVE CONTRACT, calculated on each MONTHLY VALUATION DATE, for each CONTRACT TYPE

REINSURANCE PREMIUM RATE means the numerical value provided in Schedule D, for each CONTRACT TYPE

MONTHLY REINSURANCE PREMIUM means the sum of the REINSURANCE PREMIUM RATE times the AGGREGATE MONTHLY ACCOUNT VALUE for each CONTRACT TYPE calculated on each MONTHLY VALUATION DATE

REINSURANCE PREMIUM DUE DATE means the MONTHLY VALUATION DATE

REMITTANCE DATE means the last BUSINESS DAY of the calendar month following the REINSURANCE PREMIUM DUE DATE

D. REINSURANCE CLAIM DEFINITIONS:

NET AMOUNT AT RISK means, for each ACTIVE CONTRACT, the CEDING COMPANY's required excess payment for the Enhanced Death Benefit Rider, as described in Schedule A, upon death of the INSURED LIFE

REINSURED NET AMOUNT AT RISK means, for each ACTIVE CONTRACT, the NET AMOUNT AT RISK multiplied by the REINSURER's quota share of risk as shown in Schedule F

REINSURED CLAIM means the REINSURED NET AMOUNT AT RISK on the date that the CEDING COMPANY receives due proof of death and all required claim forms

REIMBURSEMENT DATE means the last BUSINESS DAY of the calendar month following the date the REINSURER receives a request for claim reimbursement from the CEDING COMPANY

AGGREGATE REINSURED CLAIM means the sum of all REINSURED CLAIMS calculated on each MONTHLY VALUATION DATE

DOLLAR CLAIM LIMIT RATE means a numerical value provided in Schedule E for each CONTRACT TYPE

AGGREGATE DOLLAR CLAIM LIMIT means the sum of the DOLLAR CLAIM LIMIT RATE times the RETAIL ANNUITY PREMIUMS attributable to each CONTRACT TYPE times the REINSURER'S quota share of risk as shown in Schedule F, as calculated on each MONTHLY VALUATION DATE

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

ARTICLE II - PARTIES TO THE AGREEMENT

This Agreement shall be binding upon and shall inure solely to the benefit of the CEDING COMPANY and the REINSURER. This Agreement shall not and is not intended to create any legal relationship, or confer any rights and obligations between the REINSURER and any third party, including without limitation, annuitants, contract owners, certificate owners, beneficiaries, applicants or assignees under any ACTIVE CONTRACT

ARTICLE III - EFFECTIVE DATE, TERM AND TERMINATION

A. The Agreement covers VARIABLE ANNUITY CONTRACTS issued by the CEDING COMPANY that:

     (i)  are among the CONTRACT TYPES identified by form in Schedule B-1;

     (ii) have accounts invested in the investment funds listed in Schedule B-2;

     (iii) are issued on and after the EFFECTIVE DATE and prior to the date this Agreement terminates;

     (iv) are issued within the limits and rules described in Schedule C-1;

     (v) are in compliance with all of the other terms and provisions of this Agreement; and

     (vi) are ACTIVE CONTRACTS

B. This Agreement will cease to cover new VARIABLE ANNUITY CONTRACTS issued by the CEDING COMPANY on the earlier of (i) December 31, 2004 or (ii) the date that cumulative RETAIL ANNUITY PREMIUMS exceed the limits provided in Schedule C-2, paragraph 3. RETAIL ANNUITY PREMIUMS paid on an ACTIVE CONTRACT subsequent to the date this Agreement ceases to cover new VARIABLE ANNUITY CONTRACTS are unaffected by the limits provided in Schedule C-2, paragraph 3.

C. This Agreement will terminate with respect to each ACTIVE CONTRACT subject to it, as of the last day of the REINSURANCE TERM for each ACTIVE CONTRACT.

D. The CEDING COMPANY shall have the option of terminating this Agreement for new VARIABLE ANNUITY CONTRACTS, existing VARIABLE ANNUITY CONTRACTS, or both, with ninety (90) days written notice to the REINSURER, after the occurrence of any of the following:

     1. The REINSURER's Standard and Poor's Claim Paying Rating is reduced to a "BBB" or lower. The REINSURER must report any adverse change in its Standard and Poor's Claim Paying Rating to the CEDING COMPANY within fifteen (15) days of the change. Any notice of termination given by the CEDING COMPANY enabled by

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                                                                               5
          such rating reduction shall be deemed withdrawn if the REINSURERS's Standard and Poor's Rating is restored to a level higher than "BBB" during the 90 day notice period;

     2. An order appointing a receiver, conservator or trustee for management of the REINSURER is entered or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of the REINSURER.

     3. The REINSURER's U.S. GAAP surplus position is reduced to 70% or less of the value of its U.S. GAAP surplus position as of December 31, 2001. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER's surplus position as of December 31, 2001 is provided in Schedule H. Any notice of termination given by the CEDING COMPANY enabled by such surplus reduction shall be deemed withdrawn if the REINSURER's U.S. GAAP surplus position is restored to a level higher than 70% of its U.S. GAAP surplus position as of December 31, 2001 during the 90 day notice period.

E. The REINSURER shall have the option of terminating this Agreement for new VARIABLE ANNUITY CONTRACTS, existing VARIABLE ANNUITY CONTRACTS or both with ninety (90) days written notice to the CEDING COMPANY after the occurrence of any of the following:

     1. The CEDING COMPANY fails to provide timely submissions of data in accordance with Schedule G. The REINSURER must provide CEDING COMPANY with Notice of Termination, identifying whether new business, existing business or both will be subject to termination. If, during the ninety
          (90) days following this notification, the REINSURER receives all data submissions in arrears, the notice of termination shall be deemed withdrawn.

     2. The CEDING COMPANY fails to pay premium on or before the REMITTANCE DATE. In the event that the premiums are not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this Agreement by giving ninety (90) days written notice of termination to the CEDING COMPANY. If all premiums in default and interest in accordance with
          Article III, paragraph F are received by the REINSURER within the ninety (90) day time period, this Agreement will remain in effect and the notice of termination shall be deemed withdrawn. If Premiums remain in default as of the close of the last day of this ninety (90) day notice period, the REINSURER's liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.

F. Except as otherwise provided herein, upon termination of this Agreement for existing business, the REINSURER shall have no reinsurance liability with respect to any VARIABLE ANNUITY CONTRACT. Notwithstanding termination of reinsurance as provided herein, the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid reinsurance premiums earned by the REINSURER under this Agreement. Such premiums are subject to a daily interest charge from the REMITTANCE DATE until the date paid. The daily interest rate is equal to [*] times the sum of (1) [*]

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                                                                               6

     [*], and (2) [*].

ARTICLE IV  - AUTOMATIC PROVISIONS

A. Subject to Article III, on or after the EFFECTIVE DATE of this Agreement, the CEDING COMPANY shall cede and the REINSURER shall accept the ACTIVE CONTRACTS that are covered by this Agreement.

B. This Agreement covers only the liability for REINSURED CLAIMS paid under VARIABLE ANNUITY CONTRACT forms or benefit rider forms where such forms were reviewed by the REINSURER prior to their issuance. These benefit rider forms or contract forms, as supplemented by additional materials, are listed on Schedule B-1. If the CEDING COMPANY intends to cede to the REINSURER a liability with respect to a new or revised contract form or benefit rider form, it must provide written notice to the REINSURER of such intention together with a copy of the new or revised contract form or rider form, and a revised Schedule B-1. The REINSURER will approve or disapprove any new or materially revised contract forms or benefit rider form within fifteen (15) working days of the date it receives notification and a copy thereof. A revision shall be considered material if it increases the risk to the REINSURER Such forms are deemed disapproved unless the REINSURER's written approval is submitted within such time period. The effective date of reinsurance hereunder shall be the date of the REINSURER's approval, or such other earlier date as designated by the REINSURER. If such forms are disapproved, or a mutually satisfactory agreement cannot be reached between the CEDING COMPANY and the REINSURER regarding revised terms for this Agreement, the CEDING COMPANY shall have the right of immediate termination of this Agreement for new business only. The CEDING COMPANY shall provide the REINSURER with written notification of its intent to terminate. The date of termination shall be the date (that the new or revised contract forms would have become effective.

C. This Agreement covers only the liability for REINSURED CLAIMS paid under VARIABLE ANNUITY CONTRACTS invested in Variable and Fixed investment funds listed on Schedule B-2. If the CEDING COMPANY intends to cede to the REINSURER a liability with respect to a new or revised investment fund it must provide written notice to the REINSURER of such intention together with a copy of the new or revised investment fund, and a revised Schedule B-2, within thirty (30) days of the fund's initial availability. The CEDING COMPANY may add new or revise investment funds without the REINSURER's approval. The effective date of reinsurance hereunder shall be the date the REINSURER receives notice of the new or revised fund, or such other earlier date as designated by the REINSURER.

D. The CEDING COMPANY intends to take steps necessary to ensure that each variable investment option is qualified as a regulated investment company under Subchapter M of the Internal Revenue Code and believes that each variable investment option will so qualify. The CEDING COMPANY also intends that each variable investment option meet the additional diversification requirements that are applicable to insurance company separate

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                                                                               7
     accounts under Subchapter L of the Internal Revenue Code.

E. If a variable investment option fails to qualify under Subchapter L or Subchapter M of the Internal Revenue Code and the CEDING COMPANY does not take appropriate steps, directly or indirectly, to bring (The variable investment option in compliance with these regulations, the REINSURER's liability with respect to the variable investment option can be terminated, with 180 days written notice to the CEDING COMPANY. The REINSURER's liability with respect to any variable investment option will be determined by multiplying the NET AMOUNT AT RISK times the REINSURER's quota share of risk as shown in Schedule F by the proportion of the RETAIL ANNUITY PREMIUMS allocated to the variable investment option to the total RETAIL ANNUITY PREMIUMS. If the REINSURER's liability is terminated with respect to any variable investment option, the MONTHLY REINSURANCE PREMIUM will be calculated ignoring any investment in said variable investment option. Furthermore, subsequent transfers from any variable subaccount that is not in compliance with these regulations, to any fixed account option or variable subaccount that is in compliance with these regulations, will be considered a subsequent RETAIL ANNUITY PREMIUM for the purposes of this Agreement.

F. If the CEDING COMPANY directly or indirectly brings the variable investment option in compliance with Subchapter M or Subchapter L either within the 180-day notice period or after (The 180-day notice period, the REINSURER's liability in respect to such variable investment option will be reinstated from the date the variable investment option qualities with the regulation. The MONTHLY REINSURANCE PREMIUM will be determined using any investment in the variable investment account, beginning with investments as of the date (the variable investment account qualifies with the regulation.

G. The issue age limits and the total RETAIL ANNUITY PREMIUMS per life must fall within the automatic limits as shown in Schedule C-1, unless an exception is permitted by mutual written agreement. The CEDING COMPANY shall provide written notice to the REINSURER of any changes in its published limits and rules identified on Schedule C-1, and the REINSURER shall have no liability pursuant to revised limits and rules unless and until the REINSURER provides written notice to the CEDING COMPANY, within fifteen (15) working days from the date they receive notification, that such revised limits and rules are acceptable.

ARTICLE V - PREMIUM ACCOUNTING

A. On or before the REMITTANCE DATE, the CEDING COMPANY shall forward to the REINSURER its statement of account and data requirements as set forth in Schedule G together with its remittance for the MONTHLY REINSURANCE PREMIUM as shown therein as well as any premium adjustments from the prior period.

B. If MONTHLY REINSURANCE PREMIUMS are not paid by the REMITTANCE DATE, interest in accordance with Article III, paragraph F will be assessed from the REMITTANCE DATE.

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                                                                               8

C. If the amounts due cannot be determined by the REMITTANCE DATE, CEDING COMPANY shall have ninety (90) days to determine the appropriate premium and remit with interest in accordance with Article III, paragraph F.

ARTICLE VI - REINSURANCE CLAIM SETTLEMENT

A. The REINSURER shall not be responsible for any obligation of the CEDING COMPANY to any party under any VARIABLE ANNUITY CONTRACTS issued by the CEDING COMPANY under any VARIABLE ANNUITY CONTRACT forms and benefit rider forms. including those Identified on Schedule B-l

B. On or before the REMITTANCE DATE, the CEDING COMPANY shall forward to the REINSURER its statement of account and data requirements as set forth in Schedule G, together with its request for reimbursement for REINSURED CLAIMS as shown therein. In no case shall the AGGREGATE REINSURED CLAIMS exceed the AGGREGATE DOLLAR CLAIM LIMIT. If necessary, the request for reimbursement for REINSURED CLAIMS shall be reduced so that AGGREGATE REINSURED CLAIMS do not exceed the AGGREGATE DOLLAR CLAIM LIMIT. If requested by the REINSURER, the CEDING COMPANY shall provide the REINSURER with proof of claim, proof of claim payment and any other claim documentation identified by the REINSURER, in accordance with Schedule G.

C. If REINSURED CLAIMS are not paid by the REIMBURSEMENT DATE, interest in accordance with Article III, paragraph F will be assessed from the REIMBURSEMENT DATE.

D.   A final statement of accounts prepared by the CEDING COMPANY a due sixty
     (60) days after the TERMINATION DATE On or before this date, the CEDING COMPANY shall forward to the REINSURER its final statement of account, which shall be in the form of the Monthly Statement of Account as set forth in Schedule G.

E. The CEDING COMPANY shall have six (6) months after the TERMINATION DATE to submit to the REINSURER an amended final statement of account Any amounts owed by either the CEDING COMPANY or the REINSURER, based on the amended final statement of account, must be paid within thirty (30) days of receipt of the amended final statement. If the amount owed is not paid within thirty (30) days of receiving the statement of account, the amount owed is subject to on interest charge in accordance with Article III. Paragraph F

ARTICLE VII - RESERVES

A. The reserve held by the REINSURER for reinsurance of the variable annuity enhanced death benefit rider (GEM) will be determined in accordance with the current applicable NAIC Actuarial Guidelines, with reasonable adjustments for the claim limits and other provisions

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                                                                               9
     of this Agreement.

B. It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING COMPANY qualifies for reinsurance credit in the state of Michigan for reinsurance ceded hereunder. As a non-authorized reinsurer in Michigan, the REINSURER will comply with Michigan Insurance Law relating to reinsurance credit for non-authorized reinsurers, as promulgated in Michigan's statutes on the effective date of this Agreement

C. Provision for the credit for statutory reserves held by the REINSURER is satisfied if either

          1. the funds in a trust, subject to withdrawal solely by, and under the exclusive control of the CEDING COMPANY, held in a qualified United states financial institution, as defined below, are at least as great as the credit for statutory reserve.

          2. cash or marketable securities are transferred to the CEDING COMPANY in an amount at least as great as the credit for statutory reserve.

          3. clean, irrevocable, unconditional letters of credit, issued or confirmed by a qualified United States financial institutions, in an amount at least as the credit for statutory reserve, meeting applicable standards of issuer acceptability as of the dates of their issuance.

          4. a combination of (1), (2) and (3), such that the sum is at least as great as the credit for statutory reserve.

D. A qualified United States financial institution means an institution that meets either subdivision (1) or (2):

          1. Is organized, or in the case of a United States office of a foreign banking organization, is licensed, under the laws of the United States or any state in the United States, is regulated, supervised, and examined by federal or state authorities having regulatory authority over banks and trust companies, and has been determined by the insurance commissioner of Michigan to meet such standards of financial condition and standing as are considered necessary and appropriate to regulate the quality of financial institutions whose letters of credit will be acceptable to the insurance commissioner of Michigan.

          2. For those institutions that are eligible to act as a fiduciary of a trust, is organized, or in the case of a United States branch or agency office of a foreign banking organization, is licensed, under the laws of the United States or any state in the United States, has been granted authority to operate with fiduciary powers, and is regulated, supervised, and examined by federal or state authorities having regulatory authority over banks and trust companies.

E. If the credit for statutory reserve is less than $500,000, the REINSURER is not required to make provision for the credit for statutory reserve

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

ARTICLE VIII - LITIGATION

In the event of any action brought against the CEDING COMPANY under any VARIABLE ANNUITY CONTRACT that is subject to the terms and conditions of this Agreement, the CEDING COMPANY shall provide a copy of such action and written notice of such action within thirty (30) business days to the REINSURER.

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

ARTICLE IX  - ACCESS TO RECORDS

A. The REINSURER, or its duly authorized representative, shall have access at any reasonable time during regular business hours, to all records of the CEDING COMPANY that reasonably pertain to this Agreement, including the right to photocopy and retain copies of such documents. The REINSURER shall not have access to the CEDING COMPANY's pricing or profitability analysis or risk management guidelines. Books and records shall be maintained in accordance with prudent standards of insurance company record keeping and must be retained for a period of at least three (3) years after the final settlement date. Within one hundred and fifty (150) days following the end of each calendar year, the CEDING COMPANY and the REINSURER shall provide each other with copies of their respective audited financial statements.

B. The CEDING COMPANY, or its duly authorized representative, shall have access at any reasonable time during regular business hours, to the REINSURER's books and records of premium and loss accounts and to the REINSURER's copy of this Agreement between the CEDING COMPANY and the REINSURER. Such books and records shall be maintained in accordance with prudent standards of reinsurance company record keeping and must be retained for a period of at least three (3) years after the final settlement date. Notwithstanding any other provision in this Agreement, for any breach of the obligations in this paragraph, the CEDING COMPANY's sole remedy shall be a claim for damages as caused solely by the REINSURER's failure or inability perform its obligations under this paragraph.

C. Upon reasonable notice, each party agrees to cooperate with the other in complying with any judicial, litigation, arbitration, or regulatory request or inquiry.

D. The CEDING COMPANY and the REINSURER may come into the possession or knowledge of Confidential Information of the other in fulfilling obligations under this Agreement. Each party agrees to hold such Confidential Information in the strictest confidence and to take all reasonable steps to ensure that such Confidential Information is not disclosed in any form by any means by each of them or by any of its employees to third parties of any kind, other than attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, except by advance written authorization by an officer of the authorizing party; provided, however, that either party will be deemed to have satisfied its obligations as to the Confidential Information by protecting its confidentiality in the same manner that the party protects its own proprietary or Confidential Information of like kind which shall be at least a reasonable manner. Subject to the exclusion provided in Paragraph E. below, "Confidential Information" means:

          (1) any information or knowledge about each party's products, processes, services, finances, customers, research, computer programs, marketing and business plans, and/or claims management practices; and

          (2) any medical or other personal, individually identifiable information about people or business entities with whom each party does business, including customers, prospective customers, vendors, suppliers, individuals covered by insurance plan, and each party's producers and employees; and

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

          (3)  records provided pursuant to Paragraphs A, B, and C, above.

E. Notwithstanding the definition of "Confidential Information" provided in Paragraph D, above, Confidential Information does not include information that:

          (1)  is generally available to or known by the public; or

          (2) is disclosed pursuant to written authorization of an officer of the non-disclosing party; or

          (3) is disclosed pursuant to operation of law (including without limitation the lawful requirement of a governmental agency), provided (a) the non-disclosing party is given reasonable prior notice to enable it to seek a protective order, and (b) the disclosing party discloses only that information which, in the reasonable judgment of its counsel, is required to be disclosed; or

          (4) has been lawfully obtained or developed by either party (a) independently or from any source other than the other party (provided that such source is not bound by a duty of confidentiality to such other party), and (b) not in violation of this Agreement.

F. If either the CEDING COMPANY or the REINSURER discloses Confidential information to interested parties such as, but not limited to, attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, such interested parties shall also be bound by this Article's provisions on disclosing Confidential Information. The CEDING COMPANY or the REINSURER must inform the interested party of the provisions of this Article and agree to ensure that the interested parties honor the provisions.

G.   This Article expires 3 years after the TERMINATION DATE.

ARTICLE X - UNINTENTIONAL ERRORS, MISUNDERSTANDINGS OR OMISSIONS

It is expressly understood and agreed that if failure to comply with any terms of this Agreement is hereby shown to be the result of an unintentional error, misunderstanding or omission, on the part of either the CEDING COMPANY or the REINSURER, both the CEDING COMPANY and the REINSURER, will be restored to the position they would have occupied, had no such error, misunderstanding or omission occurred, subject always to the correction of the error, misunderstanding or omission.

ARTICLE XI - CURRENCY

All retentions and limits hereunder, and all monetary data elements as described in Schedule G, are expressed in United States dollars and all premium and claim payments shall be made in United States dollars.

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

ARTICLE XII - INSOLVENCY

A. In the event of insolvency of the CEDING COMPANY, all reinsurance under this Agreement will be payable directly by the REINSURER to the CEDING COMPANY or to its liquidator, receiver, conservator or statutory Successor on the basis of the REINSURER's liability to the CEDING COMPANY without diminution because of the insolvency of the CEDING COMPANY or because the liquidator, receiver, conservator or statutory successor of the CEDING COMPANY has failed to pay all or a portion of any claim.

B. In the event of insolvency of the CEDING COMPANY, the liquidator, receiver, or statutory successor will, within reasonable time after the claim is filed in the insolvency proceeding give written notice to the REINSURER of all pending claim against the CEDING COMPANY on any contracts reinsured. While a claim is pending the REINSURER may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defense that it may deem available to the CEDING COMPANY or its liquidator, receiver, or statutory successor. The expense incurred by the REINSURER will be chargeable, subject to court approval against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER Where two or more REINSURERS are participating in the same claim and a majority in interest elect to interpose a defence or defence to any such claim, the expense will be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the CEDING COMPANY.

C. In the event of insolvency of the REINSURER, the CEDING COMPANY may recapture immediately all ceded benefits upon written notice to the REINSURER, its liquidator, receiver or statutory successor The CEDING COMPANY shall also have a claim on the REINSURER for any reinsurance credit amounts including reserves, unearned premiums and other amounts due the CEDING COMPANY on such reinsurance, at the date of recapture

ARTICLE XIII - NEGOTIATION

A. Within ten (10) days after one of the parties has given the other the first written notification of a specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location within thirty (30) days of the last appointment and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable request made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

B. If the officers cannot resolve the dispute within thirty (30) days of their first meeting the parties will agree to submit the dispute to formal arbitration, as set forth in Article XIV. However, the parties may agree in writing to extend the negotiation period for an additional

Manufacturers Life and ACE Tempest Re GEM thirty (30) days.

ARTICLE XIV - ARBITRATION

A. It is the intention of the CEDING COMPANY and the REINSURER that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If after the negotiation required by Article XIII, the REINSURER or the CEDING COMPANY cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration. To initiate arbitration, either the REINSURER or the CEDING COMPANY will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within ten (10) days of its receipt.

B. Each party shall select an arbitrator within thirty (30) days after the written request for arbitration. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the written request for arbitration, the other party may appoint the second arbitrator. The two arbitrators shall select an umpire within thirty (30) days after the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the umpire within thirty (30) days after the appointment of the second arbitrator, either party may submit a request to the American Arbitration Association to select as umpire, subject to the requirements for such arbitrator set forth below.

C. The arbitrators and the umpire shall be present or former, disinterested executive officers of life insurance or reinsurance companies other than the contracting companies or affiliates thereof. The umpire shall preside at all hearings and meetings of the panel and shall announce the decision of the panel. The majority vote of the arbitrators and the umpire shall be the decision of the panel. The decision shall be in writing signed by the majority in favor thereof.

D. The arbitration panel shall have power to fix all procedural rules for the holding of the arbitration including discretionary power to make orders as to matters which it may consider proper in the circumstances of the case including pleadings, discovery, inspection of documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence whether oral or written strictly admissible or not as it shall in its discretion think fit. The arbitration panel shall interpret this Agreement as an honorable engagement rather than merely as a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business. The arbitration panel is released from judicial formalities and shall not be bound by strict rules of procedure and evidence. Judgment upon the award may be entered in any court having jurisdiction. The panel is empowered to grant interim relief.

E. The decision of the arbitration panel shall be final and binding on both parties. The arbitration panel may, at its discretion, award costs and expenses as it deems appropriate, including, but not limited to, attorneys' fees, interest and punitive damages. Judgment may

Manufacturers Life and ACE Tempest Re GEM be entered upon the final decision of the arbitration panel in any court of competent jurisdiction.

F. All meetings and hearings before the arbitration panel shall take place in Boston, Massachusetts unless some other place is mutually agreed upon by both parties or ordered by the panel.

G. In the absence of a decision to the contrary by the arbitration panel, each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire and of the arbitration.

ARTICLE XV - HOLD HARMLESS

A. The REINSURER shall indemnify and hold the CEDING COMPANY harmless from any and all liability, losses, damages, fines, punitive damages, penalties and costs, including expenses and attorney's fees, which result from any gross negligence or willful misconduct of the REINSURER in fulfilling its duties and obligations under this Agreement or which result from any action that exceeds its authority under this Agreement.

B. The CEDING COMPANY shall indemnify and hold the REINSURER harmless from any and all liability, losses, damages, fines, punitive damages, penalties and costs, including expenses and attorney's fees, which result from any gross negligence or willful misconduct of the CEDING COMPANY in fulfilling its duties and obligations under this Agreement or which result from any action that exceeds its authority under this Agreement.

Manufacturers Life and ACE Tempest Re GEM

ARTICLE XVI - OFFSET

Either party shall have, and may exercise at any time the right to offset any balance or amounts whether on account of premiums, or on account of claims or otherwise, due from one party to the other under the terms of this Agreement.

ARTICLE XVII - MISCELLANEOUS

A. This Agreement will be binding to the parties and their respective successors and permitted assignees. This Agreement may not be assigned by either party without the written consent of the other.

B. The CEDING COMPANY and the REINSURER agree to review this Agreement on an annual basis. This review would include discussion of results to date, along with discussions of expanding the reinsurance program for additional business, and other topics.

C. The REINSURER will pay the CEDING COMPANY a Federal Excise Tax allowance on each MONTHLY VALUATION DATE equal to the amount of any Federal Excise Tax paid by the CEDING COMPANY during the prior month, with the prior approval of the REINSURER, in connection with the annuities reinsured hereunder. The CEDING COMPANY will be responsible for the timely payment of Federal Excise Tax and for the filing of all required tax, information returns or filings with the Internal Revenue Service with respect to this Agreement.

D. This Agreement means the text hereof and all Exhibits, Schedules and Amendments effected in accordance herewith. The Agreement constitutes the entire statement of agreement between the parties with regard to the subject matter hereof. There are no other understandings or agreements between the parties regarding the contracts reinsured other than as expressed in this Agreement. Any changes or additions to this Agreement must be effected by means of a written amendment that has been signed by both parties.

E. Notwithstanding the termination of this Agreement as provided herein, its provisions will continue to apply hereunder to the end that all obligations and liabilities incurred by each party hereunder will be fully performed and discharged.

F. If any provision of this Agreement should be rendered invalid, illegal or unenforceable, the parties will renegotiate the Agreement in good faith to cure such invalid, illegal or unenforceable provision. If such negotiations are unsuccessful to resolve the matter, then (i) such invalid, illegal or unenforceable provision will be deleted from the Agreement, (ii) to the maximum extent permitted by law, such invalidity, illegality or unenforceability will not affect any other provisions of this Agreement and
     (iii) this Agreement will be construed to give effect to the remaining provisions hereof to carry out its original intent.

Manufacturers Life and ACE Tempest Re GEM

ARTICLE XVIII - NOTICES

A. All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via reputable overnight carrier, sent via facsimile with evidence of successful transmission, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows.

           Chief Financial officer, US Annuities
           The Manufacturers Life Insurance Company (U.S.A.)
           500 Boylston Street, Suite 400
           Boston, MA 20116-3739
           Phone: (617) 663-300       Fax: (617) 663-3889

           Chief Financial officer
           ACE Tempest Life Reinsurance Ltd.
           The ACE Building, 30 Woodbourne Avenue
           Hamilton, HM 08 Bermuda
           Phone: (441) 298-9532      Fax: (441) 295-2888

B. Notice shall be deemed given on the date it is received in accordance with the foregoing. Any party may change the address to which to send notices by notifying the other party of such change of address in writing.

In witness whereof, the parties hereto have caused this Agreement to be signed in duplicate on the dates indicated to be effective as of the date specified above.

ACE Tempest Life Reinsurance, Ltd.      Manufacturers Life Insurance Company
                                        (U.S.A.)


By /s/ Ari Lindner                      By /s/ David Libbey
   ----------------------------------      -------------------------------------
Name Ari Lindner                        Name David Libbey
Title SVP and Chief Life Officer        Title VP & CFO illegible
Date Dec 29, 2003                       Date 12/30/03


By /s/ Huan Tseng                       By /s/ Robert K. Leach
   ----------------------------------      -------------------------------------
Name Huan Tseng                         Name Robert K. Leach
Title AVP and Life Actuary              Title Vice President
Date Dec 29, 2003                       Date 12/30/03

Manufacturers Life and ACE Tempest Re GEM

                                   SCHEDULE A
                Description of Enhanced Death Benefit Rider (GEM)
                    for CONTRACT TYPES listed in Schedule B-1

The Enhanced Death Benefit Rider is completely described in the VARIABLE ANNUITY CONTACTS or riders, referenced by form number in Schedule B-1.

Manufacturers Life and ACE Tempest Re GEM

                                  SCHEDULE B-1
              CONTRACT TYPES Subject to this Reinsurance Agreement

Form                                                             Issue Date
Number*                       Policy Description                on or after
-----------   -----------------------------------------------   -----------
VENTURE.001   Venture                                             7/1/2002
VENTURE.003   Venture                                             7/1/2002
VENTURE.005   Venture                                             7/1/2002
VENTURE.100   Venture III                                         7/1/2002

END005.02     Venture GMDB pro-rata endorsement                   6/2/2003
NSEND.001     Venture Nursing Home Waiver of Surrender Charge     6/2/2003
Rider Forms*

BR010.00      Annual Step GMDB                                    7/1/2002

BR009.00      GEM                                                 7/1/2002
BR003.00      GRIPII                                              7/1/2002
BR003.02      GRIPII (JLS 10yr)                                   1/1/2003
BR010.03      GRIPIII                                             5/5/2003

* Generic forms referenced above. It is deemed to include all state variations group certificates variations, and qualified plan endorsements.

Manufacturers Life and ACE Tempest Re GEM

                                  SCHEDULE B-2

             Investment Funds Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust

American Funds
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust
Small Company Blend Trust

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Mercury Advisors
Large Cap Value Trust

INVESCO
Telecommunications Trust
Mid Cap Growth Trust
VIF-Utilities Fund Portfolio

Salomon
US Government Securities Trust
Strategic Bond Trust
Special value Trust
High Yield Trust

PIMCO
Global Bond Trust
Total Return Trust
Real Return Bond Trust

Munder
Internet Technologies
Small Cap Opportunities Trust

Manufacturers Advisor Corporation
Pacific Rim Emerging Markets Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Quantitative All Cap Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust

MFS
Strategic Growth Trust
Strategic Value Trust
Utilities Trust

Van Kampen
Value Trust

T Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Manufacturers Life and ACE Tempest Re GEM

Jennison
Capital Appreciation Trust

SG Asset Management
Principal Protection Trust A

Scudder
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Blue Chip Portfolio
Global Blue Chip
Contrarian Value
Government Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity
Fixed Income Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Strategic Income Portfolio
Real Estate Securities Portfolio

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

Credit Suisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust
All Cap Value Trust

UBS Global Asset Management
Global Allocation Trust

Putnam
Global Equity Trust
Mid Cap Opportunities Trust

Templeton
International Value Trust
International Small Cap Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Eagle Focused Large Cap Growth
Focus Value + Growth
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

FIXED FUNDS

One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life and ACE Tempest Re GEM

                                  SCHEDULE C-1
                     Limits and Rules of the CEDING COMPANY

1. The CEDING COMPANY will determine the payment for the Enhanced Death Benefit Rider (GEM) for each VARIABLE ANNUITY CONTRACT within seven (7) working days of receipt of due proof of death and all required claim forms.

2. The CEDING COMPANY reserves the right to limit cumulative RETAIL ANNUITY PREMIUMS TO $1,000,000 per VARIABLE ANNUITY CONTRACT.

3. The minimum RETAIL ANNUITY PREMIUM for Venture is $5,000 for non-qualified contracts and $2,000 for qualified contracts, for Venture III non-qualified and qualified contracts, $10,000, and for Venture Vision non-qualified and qualified contracts, $25,000. The CEDING COMPANY reserves the right to accept policies below the minimums.

4.   Valid issue ages for the Enhanced Death Benefit Rider are 0 to 85.

5. Contractholders may, at their sole discretion, elect, revoke or make changes to their contract within sixty (60) days (hereinafter known as the 60-day window) of the contract issue date. The election or termination of any optional rider within the 60-day window will be retroactive to date of issue, and will be covered under this Agreement. All reinsurance premiums and claims will be trued up accordingly. The CEDING COMPANY will identify the policies covered under the 60-day window by submitting policyholder information on a separate data form. The CEDING COMPANY does not plan to market or develop a program highlighting this 60-day window. (Note: A maximum of 15% of contracts reported in any month will be covered under the 60-day window for contracts that have passed their statutory free-look period. There will be no limit for contracts that are still within their statutory free-look period.)

Manufacturers Life and ACE Tempest Re GEM

                                  SCHEDULE C-2
                        Limits and Rules of the REINSURER

1. The REINSURER's liability cannot be increased as a result of the CEDING COMPANY's actions with respect to contested claims.

2. The REINSURER will not be liable for extracontractual damages (whether they constitute Compensatory damages, Statutory penalties, Exemplary or Punitive damages) which are awarded against the CEDING COMPANY.

3. For the purposes of Article III, paragraph B, the RETAIL ANNUITY PREMIUM limit is [*], unless extended by mutual agreement.

4. A contract where a spousal continuation occurs will continue to be subject to this Agreement, provided the Enhanced Death Benefit Rider remains in force upon such spousal continuation.

5. The CEDING COMPANY must retain a quota share of risk of at least [*] on contracts issued prior to July 1, 2003 and at least [*] on contracts issued on or after July 1, 2003.

Manufacturers Life and ACE Tempest Re GEM

                                   SCHEDULE D

                    REINSURANCE PREMIUM RATE by CONTRACT TYPE

The REINSURANCE PREMIUM RATEs, subject to the terms and conditions of this Agreement, are guaranteed for the REINSURANCE TERM.

CONTRACT TYPE      RATE
-------------   ---------
Venture            [*]
Venture III        [*]

Manufacturers Life and ACE Tempest Re GEM

                                   SCHEDULE E

                    DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE

The DOLLAR CLAIM LIMIT RATEs, subject to the terms and conditions of this Agreement, are guaranteed for the REINSURANCE TERM

CONTRACT TYPE    RATE
-------------   -----
Venture          [*]
Venture III      [*]

Manufacturers Life and ACE Tempest Re GEM

                                   SCHEDULE F

                          REINSURER Quota Share of Risk

For each INSURED LIFE with aggregate RETAIL ANNUITY PREMIUM up to $10,000,000, REINSURED ACCOUNT VALUE and REINSURED NET AMOUNT AT RISK will be equal to ACCOUNT VALUE or NET AMOUNT AT RISK times the share of risk from the table below.

For each INSURED LIFE with aggregate RETAIL ANNUITY PREMIUMS in excess of $10,000,000, where the CEDING COMPANY has not received written approval to include the amount in excess of $10,000,000 in this Agreement, the following formulas apply:

REINSURED ACCOUNT VALUE - ACCOUNT VALUE x ($10,000,000/RETAIL ANNUITY PREMIUMS) x Share of Risk

REINSURED NET AMOUNT AT RISK - NET AMOUNT AT RISK x ($10,000,000/RETAIL ANNUITY PREMIUMS) x Share of Risk

For each INSURED LIFE with aggregate RETAIL ANNUITY PREMIUMS in excess of $10,000,000, where the CEDING COMPANY has received written approval to include the amount in excess of $10,000,000 in this Agreement, REINSURED ACCOUNT VALUE and REINSURED NET AMOUNT AT RISK will be equal to ACCOUNT VALUE or NET AMOUNT AT RISK times the share of risk from the table below.

CONTRACT TYPE
Venture
Venture III

Contract Issue Date                                          Share of Risk
-------------------                                          -------------
On or after EFFECTIVE DATE, but prior to 7/1/2003                 [*]
On or after 7/1/2003, but prior to the termination of this
   Agreement for new VARIABLE ANNUITY CONTRACTS                   [*]

Manufactures Life and ACE Tempest Re GEM

                                   SCHEDULE G

                     Reporting Format and Data Requirements

MONTHLY REPORTING DATA REQUIREMENTS (PREPARED BY THE CEDING COMPANY) ACTIVE CONTRACTS ONLY:

INSURED LIFE SSN
Contract Identifier
INSURED LIFE Indicator
Joint Life Indicator
INSURED LIFE Date of Birth
INSURED LIFE Sex
Issue Date
Initial Purchase Payment
Total Purchase Payments
Cumulative Withdrawals
Cumulative Adjusted Withdrawals and/or Base Amount
Account value by subaccount
GEM Benefit Type
Contract Type
GEM Amount
Qualified Status
Termination Indicator (reported in first monthly report following termination)

QUARTERLY REPORTING REQUIREMENTS (PREPARED BY THE REINSURER):

GAAP Surplus position
Standard and Poor's Ratings

ANNUAL REPORTING DATA REQUIREMENTS (PREPARED BY THE CEDING COMPANY)

This includes Monthly Reporting Data Requirements as of the Date of Notification (the date that death related paperwork is submitted in full), plus the following:

Date of Death
Date of Notification
Death Benefit Paid
Death Benefit Proceeds in Excess of Account Value

MONTHLY STATEMENT OF ACCOUNT (PREPARED BY THE CEDING COMPANY)
(prepared for each CONTRACT TYPE and in aggregate):

Calculated value of MONTHLY REINSURANCE PREMIUM
Sum of all REINSURED CLAIMS incurred during the month
AGGREGATE REINSURED CLAIMS and AGGREGATE DOLLAR CLAIM LIMIT as of end of month

Manufactures Life and ACE Tempest Re GEM

                                   SCHEDULE H

                          Surplus Position of REINSURER

U.S. GAAP Surplus for the REINSURER as of December 31, 2001: $1,654,810,000 USD

Manufactures Life and ACE Tempest Re GEM

                                AMENDMENT NO. 1

                                     to the

                   VARIABLE ANNUITY GEM REINSURANCE AGREEMENT

                             Effective July 1, 2002

                                    Between

               THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               ("CEDING COMPANY")

                                      and

                       ACE TEMPEST LIFE REINSURANCE LTD.
                                 ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GEM Reinsurance Agreement effective July 1, 2002 between The Manufacturers Life Insurance Company (U.S.A.), ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective May 1, 2004, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- The treatment of contracts with riders not specifically mentioned in the Agreement will be clarified, and

-    The subaccounts covered by this Agreement will be updated.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-1, CONTRACT TYPES Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-1, and

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

This amendment is effective only if fully executed on or before August 31, 2004.

Manufactures Life and ACE Tempest Re GEM

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Robert K. Leach                 Attest: /s/ illegible
    ---------------------------------           --------------------------------
Title: VP Product                       Title: VP & CFO
Date: 8/2/04                            Date: 8/2/2004


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ Huan Tseng
    ---------------------------------           --------------------------------
Title: SVP and Chief Life Officer       Title: AVP and Life Actuary
Date: July 28, 2004                     Date: July 28, 2004

Manufactures Life and ACE Tempest Re GEM

                                  SCHEDULE B-1
              CONTRACT TYPES subject to this Reinsurance Agreement

All versions of the Variable Annuity Contracts listed below, issued on an individual or group certificate basis, in any state, which have any version of of any of the Benefit Riders listed below.

VARIABLE ANNUITY                                                     ISSUE DATE ON
  CONTRACT FORM             VARIABLE ANNUITY CONTRACT NAME              OR AFTER
----------------   -----------------------------------------------   -------------
VENTURE.001        Venture                                              7/1/2002
VENTURE.003        Venture                                              7/1/2002
VENTURE.005        Venture                                              7/1/2002
VENTURE.100        Venture III                                          7/1/2002

 BENEFIT RIDER                                                       ISSUE DATE ON
     FORMS                         BENEFIT RIDER NAME                   OR AFTER
----------------   -----------------------------------------------   -------------
BR003.00           GRIP II                                              7/1/2002
BR003.02           GRIP II with 10yr J&S                                1/1/2003
BR10.03            GRIP III                                             5/5/2003
BR009.00           GEM                                                  7/1/2002
BR010.00           Annual Step                                          7/1/2002

   ENDORSEMENT                                                       ISSUE DATE ON
      FORM                             DESCRIPTION                      OR AFTER
----------------   -----------------------------------------------   -------------
END002.02          Venture III Removes issuer option to substitute     2/25/2003
                   money market fund for fixed account as default
                   investment choice
END005.02          Venture Pro Rata GMDB                                6/2/2003
ENDVEN03.02        Venture Fixed Account Restriction                   1/02/2003
NSED.001           Venture Nursing Home Waiver of Surrender Charge      7/1/2002
END001.02          Venture Restricted Beneficiary                      In filling
END003.02          Fixed Account Restriction                            7/1/2002
ENDJH2005          Name Change to John Hancock                         In filling

Manufactures Life and ACE Tempest Re GEM

 QUALIFIED PLAN
   ENDORSEMENT                                                       ISSUE DATE ON
      FORM                             DESCRIPTION                      OR AFTER
----------------   -----------------------------------------------   -------------
END.457.00         Deferred  Compensation Plan                          7/1/2002
Endorsement.001    IRA                                                  7/1/2002
END.SIRA.97        Simple IRA                                           7/1/2002
END.002.97         ERISA                                                7/1/2002
END.003.97         Non ERISA                                            7/1/2002
END.004.97         401 Qualified Plans                                  7/1/2002
5305-RB            ROTH IRA                                             7/1/2002
ENDRA.003          IRA                                                 In Filling
ENDROTH.03         ROTH IRA                                            In Filling
ENDSIMPLE.03       Simple IRA                                          In Filling
ENDE403B.03        ERISA TSA for in force                              In filling
ENDE403B.04        ERISA TSA for new issues                            In filling
END401A.03         401 Qualified Plans for in force                    In filling
END401A.04         401 Qualified Plans for new issues                  In filling

Manufactures Life and ACE Tempest Re GEM

                                  SCHEDULE B-2

               Subaccounts Subjects to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust

Capital Research Management Co.
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

CGTC
Diversified
Bond Trust
Income & Value Trust
US Large Cap Trust
Small Company Blend Trust

Davis Advisor
Financial Services
Financial Value

Deutsche Asset management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Mercury Advisors
Large Cap Value Trust

Great Companies, LLC
The Great Companies - America Trust

INVESCO
VIF - Utilities Fund Portfolio

Salomon
US Government Securities Trust
Strategic Bond Trust
Special Value Trust
High Yield Trust

PIMCO
Global Bond Trust
Total Return Trust
Real Return Bond Trust
VIT All Assets Portfolio

Munder
Small Cap Opportunities Trust

Manufacturers Advisor Corporation
Pacific Rim Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid cap Trust
Quantitative All cap Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid cap Index Trust
Small cap Index Trust
Quantitative Value Trust
Emerging Growth

MFS
Strategic Growth Trust
Strategic Value Trust
Utilities Trust

Manufacturers Life and ACE Tempest Re GEM

Van Kampen,
Value Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Jenison
Capital Appreciation Trust

SG Asset Management
Principal Protection Trust A

Scudder
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
Blue Chip Portfolio
Global Blue Chip
Large Cap Value
Government & Agency Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity
Fixed Income Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Strategic Income Portfolio
Real Estate Securities Portfolio

American Century
Small Company

Legg Mason
Core Equity

Pzena Investment Management
Classic Value

Sustainable Growth Advisors
US Global Leaders Growth

John Hancock Advisors
Strategic Income

State Street Global Advisors
John Hancock VST International Index

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

Credit Suisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust
All Cap Value Trust

UBS Global Asset Management
Global Allocation Trust

Templeton
International Value Trust
International Small Cap Trust
Global trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Eagle Focused Large Cap Growth
Focus Value + Growth
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Tumer Mid Cap Growth

Manufacturers Life and ACE Tempest Re GEM

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life and ACE Tempest Re GEM

                                 AMENDMENT NO. 2

                                     to the

                   VARIABLE ANNUITY GEM REINSURANCE AGREEMENT

                             Effective July 1, 2002

                                     Between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               ("CEDING COMPANY")
                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GEM Reinsurance Agreement effective July 1, 2002 between The Manufacturers Life Insurance Company (U.S.A.), ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective August 1, 2004 this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The subaccounts covered by this Agreement will be updated.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement is hereby replaced by the attached Schedule B-2.

This amendment is effective only if fully executed on or before January 31, 2005.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ Robert K. Leach                 Attest: /s/ David W. Libbey
   ----------------------------------           --------------------------------
Title: Vice President                   Title: Vice President
Date: 12/22/04                          Date: 12/22/2004

ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                       Attest: /s/ Huan Tseng
   ----------------------------------           --------------------------------
Title: SVP and Chief Life Officer       Title: VP and Life Actuary
Date: Dec. 15, 2004                     Date: Dec 15, 2004

Manufacturers Life and ACE Tempest Re GEM

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Aggressive Growth Trust
Mid Cap Core Trust

Capital Research Management Co.
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

CGTC
Diversified Bond Trust
Income & Value Trust
US Large Cap Trust
Small Company Blend Trust

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Overseas Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Mercury Advisors
Large Cap Value Trust

Great Companies, LLC
The Great Companies - America Trust

INVESCO
VIF-Utilities Fund Portfolio

Salomon
US Government Securities Trust
Strategic Bond Trust
Special Value Trust
High Yield Trust

PIMCO
Global Bond Trust
Total Return Trust
Real Return Bond Trust
VIT All Asset Portfolio

Munder
Small Cap Opportunities Trust

Manufacturers Advisor Corporation
Pacific Rim Trust
Money Market Trust
Quantitative Equity Trust
Balanced Trust
Quantitative Mid Cap Trust
Quantitative All Cap Trust
International Index Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative Value Trust
Emerging Growth

MFS
Strategic Growth Trust
Strategic Value Trust
Utilities Trust

Van Kampen
Value Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust

Jennison
Capital Appreciation Trust

SG Asset Management
Principal Protection Trust A

Manufacturers Life and ACE Tempest Re GEM

Scudder
21st Century Growth Portfolio
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
Blue chip Portfolio
Global Blue Chip
Large Cap Value
Government & Agency Securities Portfolio
Growth Portfolio
High Income Portfolio
International Select Equity
Fixed Income Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Strategic Income Portfolio
Real Estate Securities Portfolio
Conservative Income Strategy Portfolio
Growth & Income Strategy Portfolio
Growth Strategy Portfolio
Income & Growth Strategy Portfolio
Mercury Large Cap Core
Templeton Foreign Value

American Century
Small Company

Legg Mason
Core Equity

Pzena Investment Management
Classic Value

Sustainable Growth Advisors
US Global Leaders Growth

John Hancock Advisors
Strategic Income

State Street Global Advisors
John Hancock VST International Index

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

Credit Suisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust
All Cap Value Trust

UBS Global Asset Management
Global Allocation Trust

Templeton
International Value Trust
International Small Cap Trust
Global Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Eagle Focused Large Cap Growth
Focus Value + Growth
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

Manufacturers Life and ACE Tempest Re GEM

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life and ACE Tempest Re GEM

                                 AMENDMENT NO. 3

                                     to the

                   VARIABLE ANNUITY GEM REINSURANCE AGREEMENT

                             Effective July 1, 2002

                                     Between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GEM Reinsurance Agreement effective July 1, 2002 between The Manufacturers Life Insurance Company (U.S.A.), ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective May 1, 2005, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The subaccounts covered by this Agreement will be updated.

To effect this change, the following provision of this Agreement is hereby amended.

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

This amendment is effective only if fully executed on or before July 31, 2005.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                     Attest: /s/ Robert K. Leach
    -------------------------------           ---------------------------
Title: VP & CFO                       Title: Vice President
Date: 8/1/05                          Date: 8/1/05


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                     Attest: /s/ Huan Tseng
    -------------------------------           ---------------------------
Title: President                      Title: VP and Life Actuary
Date: July 7, 2005                    Date: July 7, 2005

Manufacturers Life and ACE Tempest Re GEM

                                  SCHEDULE B-2

               Subaccounts Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Mid Cap Core Trust
V.I. Utilities Fund Portfolio

Capital Research Management Co.
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust

CGTC
Income & Value Trust
US Large Cap Trust
Overseas Equity Trust

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
Real Estate Securities
All Cap Core Trust
Dynamic Growth Trust
International Stock Trust
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Mercury Advisors
Large Cap Value Trust

Salomon
US Government Securities Trust
Strategic Bond Trust
Special Value Trust
High Yield Trust

PIMCO
Global Bond Trust
Total Return Trust
Real Return Bond Trust
VIT All Asset Portfolio

Munder
Small Cap Opportunities Trust

MFC Global Investment Management
Pacific Rim Trust
Money Market Trust
Quantitative Mid Cap Trust
Quantitative All Cap Trust
Total Stock Market Index Trust
500 Index Trust
Mid Cap Index Trust
Small Cap Index Trust
Quantitative Value Trust
Emerging Growth

MFS
Strategic Value Trust
Utilities Trust

Van Kampen
Value Trust

T. Rowe Price
Equity Income Trust
Blue Chip Growth Trust
Science & Technology Trust
Small Company Value Trust
Health Sciences Trust
Mid Value Trust

Jennison
Capital Appreciation Trust

Manufacturers Life and ACE Tempest Re GEM

Scudder
Capital Growth Portfolio
Global Discovery Portfolio
Growth and Income Portfolio
Health Sciences Portfolio
International Portfolio
Aggressive Growth Portfolio
Blue Chip Portfolio
Global Blue Chip
Large Cap Value
Government & Agency Securities Portfolio
High Income Portfolio
International Select Equity
Fixed Income Portfolio
Money Market Portfolio
Small Cap Growth Portfolio
Technology Growth Portfolio
Total Return Portfolio
Strategic Income Portfolio
Real Estate Securities Portfolio
Conservative Income Strategy Portfolio
Growth & Income Strategy Portfolio
Growth Strategy Portfolio
Income & Growth Strategy Portfolio
Bond Portfolio
Mercury Large Cap Core
Templeton Foreign Value

American Century
Small Company

Legg Mason
Core Equity

Pzena Investment Management
Classic Value

Sustainable Growth Advisors
US Global Leaders Growth

John Hancock Advisors
Strategic Income

Declaration/John Hancock Advisors
Active Bond

Independence Investment
Small Cap Trust

Marsico Capital Management
International Opportunities Trust

Wells Capital Management
U.S. High Yield Bond Trust
Core Bond Trust

State Street Global Advisors
International Equity Index Trust

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

Credit Suisse
Emerging Markets Portfolio
Global Post-Venture Capital

Lord Abbett
Mid Cap Value Trust
All Cap Value Trust

UBS Global Asset Management
Global Allocation Trust
Large Cap Trust

Templeton
International Value Trust
International Small Cap Trust
Global Trust

Wellington
Growth & Income Trust
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Value Trust
Small Cap Growth Trust

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Index 500
INVESCO Dynamic Growth
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

Manufacturers Life and ACE Tempest Re GEM

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life and ACE Tempest Re GEM

                                 AMENDMENT NO. 4

                                     to the

                   VARIABLE ANNUITY GEM REINSURANCE AGREEMENT

                             Effective July 1, 2002

                                     Between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GEM Reinsurance Agreement effective July 1, 2002 between The Manufacturers Life Insurance Company (U.S.A.), ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective August 1, 2005, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The subaccounts covered by this Agreement will be updated.

To effect this change, the following provision of this Agreement is hereby amended.

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

This amendment is effective only if fully executed on or before January 31, 2006.

THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ illegible                      Attest: /s/ A.M. Teta
    --------------------------------           --------------------------------
Title: VP, CFO                         Title: VP, Product Development
Date:  1/31/06                         Date: 1/31/06


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ illegible                      Attest: /s/ Huan Tseng
    --------------------------------           --------------------------------
Title: President                       Title: VP and Life Actuary
Date: 1/4/06                           Date: 1/4/06

Manufacturers Life and ACE Tempest Re GEM

                                  SCHEDULE B-2

                SUBACCOUNTS SUBJECT TO THIS REINSURANCE AGREEMENT

VARIABLE FUNDS

AIM
All Cap Growth Trust
Mid Cap Core Trust
V.I. Utilities Fund Portfolio

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

American Century
Small Company

Capital Research Management CO.
American Blue Chip Income and Growth Trust
American Bond Trust
American Growth-Income Trust
American Growth Trust
American International Trust

CGTC
Income & Value Trust
Overseas Equity Trust
US Large Cap Trust

Credit Suisse
Emerging Markets Portfolio
Global Small Cap Capital

Davis Advisors
Financial Services
Fundamental Value

Declaration/John Hancock Advisors
Active Bond

Deutsche Asset Management
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities
Lifestyle Conservative 280 Trust
Lifestyle Moderate 460 Trust
Lifestyle Balanced 640 Trust
Lifestyle Growth 820 Trust
Lifestyle Aggressive 1000 Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Large Cap Growth Trust
Strategic Opportunities Trust

Franklin
Emerging Small Company Trust

Grantham,  Mayo, Van Otterloo
Growth & Income Trust
International Stock Trust

Independence Investment
Small Cap Trust

Jennison
Capital Appreciation Trust

John Hancock Advisors
Strategic Income

Legg mason
Core Equity

Lord Abbett
All Cap Value Trust
Mid Cap Value Trust

Marsico Capital Management
International Opportunities Trust

Mercary Advisors
Large Cap Value Trust

MFC Global Investment Management
500 Index Trust
Emerging Growth
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust
Quantitative All Cap Trust
Quantitative Mid Cap Trust
Quantitative Value Trust
Small Cap Index Trust
Total Stock Market Index Trust

MFS
Strategic Value Trust
Utilities Trust

Munder
Small Cap Opportunities Trust

PIMCO
Global Bond Trust
Real Return Bond Trust
Total Return Trust
VIT All Asset Portfolio

Manufacturers Life and ACE Tempest Re GEM

Pzena Investment Management
Classic Value

Salomon
High Yield Trust
Special Value Trust
Strategic Bond Trust
US Government Securities Trust

Scudder
Blue Chip Portfolio
Bond Portfolio
Capital Growth Portfolio
Conservative Income Strategy Portfolio
Equity 500 Index Portfolio
Fixed Income Portfolio
Global Blue Chip
Global Discovery Portfolio
Government & Agency Securities Portfolio
Growth and Income Portfolio
Growth & Income Strategy Portfolio
Growth Strategy Portfolio
Health Sciences Portfolio
High Income Portfolio
Income & Growth Strategy Portfolio
International Portfolio
International Select Equity
Large Cap Value
Mercury Large Cap Core
Mid Cap Growth Portfolio
Money Market Portfolio
Real Estate Securities Portfolio
Salomon Aggressive Growth Portfolio
Small Cap Growth Portfolio
Strategic Income Portfolio
Technology Growth Portfolio
Templeton Foreign Value
Total Return Portfolio

State Street Global Advisors
International Equity Index Trust

Sustainable Growth Advisors
US Global Leaders Growth

SVS
Davis Venture Value
Dreman Financial Services
Dreman High Return Equity
Dreman Small Cap Value
Janus Growth and Income
Janus Growth Opportunities
MFS Strategic Value
Oak Strategic Equity
Turner Mid Cap Growth

Templeton
Global Trust
International Value Trust
International Small Cap Trust

T. Rowe Price
Blue Chip Growth Trust
Equity Income Trust
Health Sciences Trust
Mid Value Trust
Science & Technology Trust
Small Company Value Trust

UBS Global Asset Management
Global Allocation Trust
Large Cap Trust

Van Kampen
Value Trust

Wellington
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Growth Trust
Small Cap Value Trust

Wells Capital Management
Core Bond Trust
U.S. High Yield Bond Trust

Manufacturers Life and ACE Tempest Re GEM

FIXED FUNDS
One Year
Three Year
Five Year
Six year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life and ACE Tempest Re GEM

                                 AMENDMENT NO.5

                                     to the

                   VARIABLE ANNUITY GEM REINSURANCE AGREEMENT

                             Effective July 1, 2002

                                     Between

                THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               ("CEDING COMPANY")
                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GEM Reinsurance Agreement effective July 1, 2002 between The Manufacturers Life Insurance Company (U.S.A.), ("Ceding Company") and Ace Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid agreement.

Effective May 1, 2006, this Amendment is hereby attached to and becomes a part of the above- described Reinsurance Agreement. It is mutually agreed that:

-    The subaccounts covered by this Agreement will be updated.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

This amendment is effective only if fully executed on or before August 31, 2006.

THE MANUFACTURERS LIFE INSURANCE COMPANY(U.S.A.)


By: /s/ Hugh McHaffie                  Attest: /s/ AM Teta
    --------------------------------           ---------------------------------
Title: SVP Variable Annuities          Title: VP, Product Development
Date:  8/31/06                         Date: 8/31/2006


ACE TEMPEST LIFE REINSURANCE LTD.

By: /s/ Huan Tseng                     Attest: /s/ illegible
    --------------------------------           ---------------------------------
Title: VP and Life Actuary             Title: VP & Life Actuary
Date: June 16, 2006                    Date: 6/16/06

Manufacturers Life and ACE Tempest Re GEM

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

Variable Funds

AIM
All Cap Growth Trust
Mid Cap Core Trust
V.I. Utilities Fund Portfolio

Alger American
Balanced Portfolio
Leveraged All Cap Portfolio

American Century
Small Company

Capital Research Management Co.
American Blue Chip Income and Growth Trust
American Board Trust
American Growth-Income Trust
American Growth Trust
American International Trust

CGTC
Income & Value Trust
Overseas Equity Trust
US Large Cap Trust

Credit Suisse
Emerging Markets Portfolio
Global Small Cap Capital

Davis Advisors
Financial Services
Fundamental Value

Deutsche Asset Management
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities
Lifestyle Conservative Trust
Lifestyle Moderate Trust
Lifestyle Balanced Trust
Lifestyle Growth Trust
Lifestyle Aggressive Trust

Dreyfus
VIF Mid Cap Stock Portfolio
Socially Responsible Growth Fund

Fidelity
Strategic Opportunities Trust

Gramham Mayo, Van Otterloo
U.S. Core Trust
International Core Trust

Independence Investment
Small Cap Trust

Jennison
Capital Appreciation Trust

Legg Mason
Core Equity

Lord Abbett
All Cap Value Trust
Mid Cap Value Trust

Marsico Capital Management
International Opportunities Trust

Mercury Advisors
Large Cap Value Trust

MFC Global Investment Management
500 Index Trust
Index Allocation Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust
Quantitative All Cap Trust
Quantitative Mid Cap Trust
Quantitative Value Trust
Small Cap Index Trust
Total Stock Market Index Trust

MES
Strategic Value Trust
Utilities Trust

Munder
Small Cap Opportunities Trust

PIMCO
Global Bond Trust
Real Return Board Trust
Total Return Trust
VIT All Asset Portfolio

Prena Investment Management
Classic Value

RCM Capital Management
Emerging Small Company Trust

Salomon
Special Value Trust

Manufacturers Life and ACE Tempest Re GEM

DWS Scudder
DWS Blue Chip VIP
DWS Bond VIP
DWS Capital Growth VIP
DWS Conservative Income Allocation VIP
DWS Equity 500 Index VIP
DWS Core Fixed Income VIP
DWS Global Thematic VIP
DWS Global Opportunities VIP
DWS Government & Agency Securities VIP
DWS Growth & Income VIP
DWS Moderate Allocation VIP
DWS Growth Allocation VIP
DWS Health Care VIP
DWS High Income VIP
DWS Conservative Allocations VIP
DWS International VIP
DWS International Select Equity VIP
DWS Large Cap Value VIP
DWS Mercury Large Cap Core VIP
DWS Mid Cap Growth VIP
DWS Money Market VIP
DWS RREEF Real Estate Securities VIP
DWS Salomon Aggressive Growth VIP
DWS Small Cap Growth VIP
DWS Strategic Income VIP
DWS Technology VIP
DWS Templeton Foreign Value VIP
DWS Balanced VIP

Sovereign Asset Management
Active Bond
Emerging Growth
Strategic Income

State Street Global Advisors
International Equity Index Trust

Sustainable Growth Advisors
US Global Leaders Growth

DWS Variable Series
DWS Davis Venture Value
DWS Dreman Financial Services
DWS Dreman High Return Equity
DWS Dreman Small Cap Value
DWS Janus Growth and Income
DWS Janus Growth Opportunities
DWS MFS Strategic Value
DWS Oak Strategic Equity
DWS Turner Mid Cap Growth

Templeton
Global Trust
International Value Trust
International Small Cap Trust

T. Rowe Price
Blue Chip Growth Trust
Equity Income Trust
Health Sciences Trust
Mid Value Trust
Science & Technology Trust
Small Company Value Trust

UBS Global Asset Management
Global Allocation Trust
Large Cap Trust

Van Kampen
Value Trust

Wellington
Investment Quality Bond Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Growth Trust
Small Cap Value Trust

Wells Capital Management
Core Bond Trust
U.S.High Yield Bond Trust

Western Asset Management
High Yield Trust
Strategic Bond Trust
US Government Securities Trust

Manufacturers Life and ACE Tempest Re GEM

FIXED FUNDS

One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month

Manufacturers Life and ACE Tempest Re GEM

                                 AMENDMENT NO. 6

                                     to the

                   VARIABLE ANNUITY GEM REINSURANCE AGREEMENT

                             Effective July 1, 2002

                                     Between

                   JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A)
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Except as hereinafter specified all terms and conditions of the Variable Annuity GEM Reinsurance Agreement effective July 1, 2002 between John Hancock Life Insurance Company (U.S.A), ("Ceding Company") and ACE Tempest Life Reinsurance Limited ("Reinsurer"), amendments, and addenda attached thereto, shall apply, and this Amendment is to be attached to and made part of the aforesaid Agreement.

Effective May 1, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-    The subaccounts covered by this Agreement will be updated.

To effect this change, the following provision of this Agreement is hereby amended:

- Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

This amendment is effective only if fully executed on or before January 31, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A)

By: /s/ illegible                      Attest: /s/ A.M. Teta
    --------------------------------           ---------------------------------
Title: illegible                       Tile: VP, Product Development
Date: 1/31/08                          Date: 1/31/08


ACE TEMPEST LIFE REINSURANCE LTD.


By: /s/ Huan Tseng                     Attest: /s/ illegible
    --------------------------------           ---------------------------------
Title: SVP and Chief Pricing officer   Title: AVP and Life Actuary
Date: 12/19/2007                       Date: 12/19/2007

John Hancock Life and ACE Tempest Re GEM

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

VARIABLE FUNDS

AIM
All Cap Growth Trust

American Century
Small Company

Black Rock Investment Management
Large Cap Value Trust

Capital Research Management Co.
American Asset Allocation Trust
American Blue Chip Income and Growth Trust
American Bond Trust
American Global Growth Trust
American Global Small Cap Trust
American Global-Income Trust
American Growth Trust
American High-Income Bond Trust
American International Trust

CGTC
Income & Value Trust
Overseas Equity Trust
US Large Cap Trust

ClearBridge Advisors
Special Value Trust

Davis Advisors
Financial Services
Fundamental Value

Declaration Management & Research
Active Bond Trust
Bond Index Trust

Deutsche Asset Management
All Cap Core Trust
Dynamic Growth Trust
Real Estate Securities
Lifestyle Conservative Trust
Lifestyle Moderate Trust
Lifestyle Balanced Trust
Lifestyle Growth Trust
Lifestyle Aggressive Trust

Grantham, Mayo, Van Otterloo
U.S. Core Trust
International Core Trust

Independence Investment
Small Cap Trust

Jennison
Capital Appreciation Trust

Legg Mason
Core Equity

Lord Abbett
All Cap Value Trust
Mid Cap Value Trust

Marsico Capital Management
International Opportunities Trust

MFC Global Investment Management
500 Index Trust
Emerging Growth Trust
Index Allocation Trust
Mid Cap Index Trust
Money Market Trust
Pacific Rim Trust
Quantitative All cap Trust
Quantitative Mid Cap Trust
Quantitative Value Trust
Small Cap Index Trust
Strategic Income Trust
Total Stock Market Index Trust
U. S. High Income Trust

MFS
Utilities Trust

Munder
Small Cap Opportunities Trust

PIMCO
All Asset Portfolio
Global Bond Trust
Real Return Bond Trust
Total Return Trust

Pzena Investment Management
Classic Value

RCM Capital Management
Emerging Small Company Trust

DWS Scuddder
DWS Conservative Income Allocation VIP
DWS Equity 500 Index VIP
DWS Core Fixed Income VIP
DWS Moderate Allocation VIP
DWS Growth Allocation VIP

John Hancock Life and ACE Tempest Re GEM

State Street Global Advisors
International Equity Index Trust

Sustainable Growth Advisors
US Global Leaders Growth

Templeton
Founding Allocation Trust
Global Trust
International Value Trust
International Small Cap Trust

T. Rowe Price
Blue Chip Growth Trust
Equity Income Trust
Health Sciences Trust
Mid Value Trust
Science & Technology Trust
Small Company Value Trust

UBS Global Asset Management
Global Allocation Trust
Large Cap Trust

Van Kampen.
Value Trust

Wellington
Investment Quality Bond Trust
Mid Cap Intersection Trust
Mid Cap Stock Trust
Natural Resources Trust
Small Cap Growth Trust
Small Cap Value Trust

Wells Capital Management
Core Bond Trust
U.S. High Yield Bond Trust

Western Asset Management
High Yield Trust
Strategic Bond Trust
US Government Securities Trust

John Hancock Life and ACE Tempest Re GEM

FIXED FUNDS
One Year
Three Year
Five Year
Six Year
Seven Year
DCA Twelve Month
DCA Six Month


John Hancock Life and ACE Tempest Re GEM